© 2012 Total System Services, Inc. .® Proprietary. All rights reserved worldwide. 2011 Fourth Quarter and YTD Results January 24, 2012 Exhibit 99.2

Forward-Looking Statements
This presentation and comments made by management contain
forward-looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-
looking terminology such as the words “believe,” “expect,” “anticipate,”
“intend,” “plan,” “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in TSYS’ 2010 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

© 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Use of Non-GAAP Financial Measures
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a constant currency basis; free cash flow; and EBITDA. The most comparable GAAP measures to these measures are revenues; operating margin; revenues; cash flows from operating activities; and net income, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the
Appendix to this slide presentation.

© 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

© 2012 Total System Services, Inc. .® Proprietary. All rights reserved worldwide. Phil Tomlinson Chairman and Chief Executive Officer

© 2012 Total System Services, Inc. .® Proprietary. All rights reserved worldwide. Jim Lipham Chief Financial Officer

Consolidated Selected Financial Highlights

© 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
$ 472,234 $  439,991 7.3%
Total Revenues
$  1,808,966 $  1,717,577 5.3%
407,683 373,844 9.1
Revenues Before Reimbursable Items
1,540,698 1,442,436 6.8
89,718 70,974 26.4
Operating Income
322,456 309,429 4.2
59,874 47,255 26.7
Income from Continuing Operations to
TSYS Common Shareholders
220,559 197,192 11.8
59,874 47,173 26.9
Net Income Attributable to TSYS Common
Shareholders
220,559 193,947 13.7
2,366.0 2,088.2 13.3
Total Cardholder Transactions (in millions)
8,687.8 7,670.4 13.3
$0.31 $0.24 29.4
Earnings Per Share from Continuing
Operations Attributable to TSYS Common
Shareholders
$1.15 $1.00 14.4
YTD
2011
YTD
2010
Percent
Change
(in thousands, except per share data)
4th
Qtr
2011
4th
Qtr
2010
Percent
Change

15%
10%
5%
0%
Internal Growth
4.4%
New Clients
3.4%
Acquisitions
2.9%
Currency
1.2%
Lost Business, Non-recurring Items and Price Compression
(5.1%)
Reported
6.8%

TSYS®

2011 YTD Revenue Change Revenues Before Reimbursable Items 7 © 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consolidated Accounts on
File Portfolio Summary
Consumer Credit
195.0 179.4 8.7 195.0 194.2 0.4
Government
Services
29.7 28.1 5.7 29.7 32.6
(8.9)
Retail
24.6 24.2 1.4 24.6 23.2 6.0
Total Consumer
249.3 231.7 7.6 249.3 250.0
(0.3)
Commercial
61.9 49.7 24.4 61.9 59.6 3.9
Other
7.9 6.2 28.3 7.9 7.0 12.9
Subtotal
319.1 287.6 10.9 319.1 316.6 0.8
Prepaid /
Stored Value
85.1 55.3 53.9 85.1 75.8 12.3
Total AOF
404.2 342.9 17.9 404.2 392.4 3.0
(in millions)
Dec
2011
Dec
2010
%
Change
Dec
2011
Sep
2011
%
Change

© 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Key Drivers
4Q 2011 Year Over Year
Segment Financial Highlights
• Strong organic growth
• Increased volumes
•
Volumes
– Accounts on file were 351.4 million
– Total cardholder transactions were 1,966.5 million,
an increase of 13.6%
Revenues
$246.2 million
Excluding Reimbursables
$209.6 million
Operating Income
$66.6 million
Operating Margin
27.0%
Excluding Reimbursables
31.8%
Same Client Transactions
1,954.8 million
Increase of 13.0%
North America
Services

© 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Key Drivers
4Q 2011 Year Over Year
Segment Financial Highlights
• Strong organic growth
• Conversion of new clients
•
Volumes
– Accounts on file were 52.8 million
– Total cardholder transactions were 399.5 million, an
increase of 11.7%

© 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues
$106.6 million
Constant currency basis
$106.5 million
Operating Income
$12.0 million
Operating Margin
11.2%
Excluding Reimbursables
11.7%
Same Client Transactions
370.7 million
Increase of 3.9%
International
Services

Key Drivers
4Q 2011 Year Over Year
Segment Financial Highlights
• Acquisition of TermNet
• Decline in revenues associated with
deconverted clients
•
Volumes
– Point-of-Sale Transactions were 1,216.4 million, a
decrease of 1.6%
– Excluding deconverted clients, Point-of-Sale
Transactions increased 6.6%

© 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues
$126.2 million
Excluding Reimbursables
$100.4 million
Operating Income
$33.0 million
Operating Margin
26.1%
Excluding Reimbursables
32.8%
Merchant
Services

$525
$450
$375
$300
$225
$150
$75
$0
$492
$436
$340
$223
$316
EBITDA
Cash flow from operations
Free cash flow
Net income
Ending cash

Cash Flow Strength: 2011 Consolidated Financial Highlights (in millions) 12 © 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

2012 Guidance
©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Total Revenues $1,809 to $1,845 0 % to 2%
Revenues Before Reimbursable Items 1,569 to 1,624 2 to 5
Income from Continuing Operations Available
to TSYS Common Shareholders 238 to 243 8 to 10
Earnings per Share from Continuing
Operations $1.26 to $1.28 10 to 12
(in millions, except per share data)
Range
Change
Range
Percent Change

2012 Guidance Revenue Change
Revenues Before Reimbursable Items

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
10%
5%
0%
Internal
Growth
New
Clients
Acquisitions
Lost Business,
Non-recurring
Items and
Price
Compression
(5-6%)
Guidance
Currency
3-5%
1%
0%
2-5%
3-5%

© 2012 Total System Services, Inc. .® Proprietary. All rights reserved worldwide. Appendix

Three Months Ended		Twelve Months Ended	
	12/31/11	12/31/10	12/31/11	12/31/10
Total Revenues	$ 472,234	$ 439,991	$ 1,808,966	$ 1,717,577
Reimbursable Items	64,551	66,147	268,268	275,141
Revenues Before Reimbursable Items	$ 407,683	$ 373,844	$ 1,540,698	$ 1,442,436

Appendix Non-GAAP Reconciliation – Revenues Before Reimbursable Items (in thousands) 16 © 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

North America		International		Merchant	
	Three Months Ended		Three Months Ended		Three Months Ended	
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
Operating Income (a)	$ 66,560	$ 56,339	$ 11,983	$ 7,429	$ 32,958	$ 29,782
Total Revenues (b)	246,190	233,960	106,560	92,248	126,224	122,519
Reimbursable Items	36,572	35,219	3,768	3,701	25,845	29,037
Revenues Before Reimbursable Items(c)	209,618	198,742	102,792	88,547	100,379	93,482
Operating Margin (a)/(b)	27.04%	24.08%	11.25%	8.05%	26.11%	24.31%
Operating Margin Excluding Reimbursables (a)/(c)	31.75%	28.35%	11.66%	8.39%	32.83%	31.86%

TSYS®

Appendix Non-GAAP Reconciliation – Segment Operating Margin Excluding Reimbursable Items (in thousands) 17 © 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consolidated:	Three Months Ended 12/31/11	Three Months Ended 12/31/10	Percentage Change	Twelve Months Ended 12/31/11	Twelve Months Ended 12/31/10	Percentage Change
Constant Currency (1)	$ 472,017	$ 439,991	7.3%	$ 1,791,670	$ 1,717,577	4.3%
Foreign Currency (2)	217	---		17,296	---	
Total Revenues	472,234	439,991	7.3%	1,808,966	1,717,577	5.3%
International Services:						
Constant Currency (1)	$ 106,465	$ 92,248	15.4%	$ 377,602	$ 334,954	12.7%
Foreign Currency (2)	95	---		17,229	---	
Total Revenues	$106,560	$92,248	15.5%	$394,831	$334,954	17.9%

(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.

TSYS

Appendix Non-GAAP Reconciliation – Constant Currency (in thousands) 18 © 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation – EBITDA
Twelve Months
Ended
12/31/2011
Net Income $     222,662
Adjusted for:
Deduct: Equity in Income of Equity Investments (8,708)
Add: Income Taxes 102,597
Add: Nonoperating expense 5,904
Add: Depreciation and Amortization 169,165
EBITDA $    491,620
(in thousands)

© 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation – Free Cash Flow
Twelve Months
Ended
12/31/2011
Cash Flows from Operating Activities $     435,773
Less:
Purchase of Property and Equipment (26,938)
Additions to Licensed Computer Software from Vendors (19,502)
Additions to Internally Developed Computer Software (17,882)
Additions to Contract Acquisition Costs (31,622)
Free Cash Flow $     339,829
(in thousands)

© 2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.